SCHEDULE 14A (Rule 14a-101) INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement	[ ] Confidential, For Use of the Commission
Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

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Eaton Vance Growth Trust
(on behalf of Eaton Vance Global Growth Fund)

(Name of Registrant as Specified in Its Charter)
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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1) Title of each class of securities to which transaction applies:
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(2) Aggregate number of securities to which transaction applies:
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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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(4) Proposed maximum aggregate value of transaction:
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(5) Total fee paid:
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[ ] Fee paid previously with preliminary materials.
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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:
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(2) Form, Schedule or Registration Statement No.:
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(3) Filing Party:
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(4) Date Filed:
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Before investing in any Eaton Vance fund, prospective investors should consider carefully the fund's investment objective(s), risks, and charges and expenses. For open-end mutual funds, the fund's current prospectus contains this and other information about the fund. To obtain a fund prospectus or summary prospectus, if available, and the most recent annual and semiannual shareholder reports, contact your financial advisor or download a copy here. Read the prospectus carefully before you invest or send money. For closed-end funds, you should contact your financial advisor. To obtain the most recent annual and semi-annual shareholder report for a closed-end fund contact your financial advisor or download a copy here. Before purchasing any variable product, consider the objectives, risks, charges, and expenses associated with the underlying investment option(s) and those of the product itself.

For a prospectus containing this and other information, contact your investment or insurance professional. Read the prospectus carefully before investing.

Not FDIC Insured. No Bank Guarantee. May Lose Value.

Eaton Vance does not provide tax or legal advice. Prospective investors should consult with a tax or legal advisor before making any investment decision.

The information on this Web site is for U.S. residents only and does not constitute an offer to sell, or a solicitation of an offer to purchase, securities in any jurisdiction to any person to whom it is not lawful to make such an offer.

©Eaton Vance Investment Managers. All rights reserved. Eaton Vance open-end mutual funds are offered through Eaton Vance Distributors, Inc. Two International Place, Boston, MA
02110.

Publication details: 2010-09-02 11:12
http://uat-individuals.eatonvance.com/proxy-vote.php

QUESTIONS AND ANSWERS Regarding the Proposed Merger of Eaton Vance Global Growth Fund (the “Fund”) into Eaton Vance Multi-Cap Growth Fund

Answers to questions about the proposed merger should be reviewed along with the Fund’s proxy materials.

Q:	Why did I receive a Proxy Statement?

A:	You are being asked to vote on an important matter related to your Fund. The Trustees of your Fund voted to recommend a merger of the Fund into Eaton Vance Multi-Cap Growth Fund. Fund shareholders are being asked to consider the proposed merger and approve an Agreement and Plan of Reorganization at a special meeting scheduled to be held on Friday, October 8, 2010 at 3:00 p.m. Eastern time.

The Trustees of your Fund recommend that you vote FOR the proposal.

Q:	How will the proposed merger affect me?

A:	The Fund and Eaton Vance Multi-Cap Growth Fund have similar investment objectives and similar policies and restrictions, as described in the Proxy Statement/Prospectus. If the proposed merger is approved and completed, as a shareholder of the Fund, you will become a shareholder of the corresponding class of shares of Eaton Vance Multi-Cap Growth Fund. Please refer to the Proxy Statement/Prospectus for a detailed explanation of the proposed merger and for a more complete description of Eaton Vance Multi-Cap
Growth Fund.

Q:	What are the potential benefits of the proposed merger?

A:	Shareholders of the Fund will benefit from the proposed merger because they will become shareholders of a larger fund with a lower expense ratio.

Q:	Who do I call with any questions?

A:	If you need assistance, or have questions regarding the proposal or how to vote your shares, please call
Computershare Fund Services, your Fund’s proxy solicitor, toll-free at 800-337-3503. Please have your proxy materials available when you call.

Q:	Why should I vote?

A:	Your vote is very important. We encourage you to return your vote as soon as possible. If your Fund does not receive enough votes, it will have to spend money on additional mailings and to solicit votes by telephone so that the meeting can take place. In this event, you may receive telephone calls from the proxy solicitor in an attempt to obtain your vote. If you vote promptly, you likely will not receive such calls.

Q:	How do I vote my shares?

A:	You can vote your shares by completing and signing the enclosed proxy card, then mailing it in the postage-paid envelope provided. Alternatively, you can vote by telephone by calling the toll-free number on your proxy card and following the instructions given, using your proxy card as a guide.

Q:	Will Eaton Vance contact shareholders?

A:	Eaton Vance or its agents may contact shareholders directly. Computershare Fund Services is the proxy solicitor and may call you, the shareholder, to verify that you have received proxy materials, to answer any questions that you may have and to offer to record your vote by telephone. If you vote promptly, you likely will not receive such calls.

Important additional information about the proposal is set forth in the Proxy Statement/Prospectus.
Please read it carefully.

Download the transcript of Tom Faust’s discussion of the shareholder proxy vote.

[VIDEO Script]

The Importance of Voting Your Proxy

Hello.  I’m Tom Faust, Chairman and CEO of Eaton Vance and Trustee of the Eaton Vance family of funds.

I’d like to talk briefly about the importance of voting the fund shareholder proxy materials you receive.

These votes cover important matters about the operation  of the fund.  As a shareholder, you have the right to be heard.

Even when you don’t have a strong view on a particular matter, your vote is still important.

If sufficient shareholders to constitute a quorum don’t vote, then we must actively solicit additional votes through follow up mailings and phone calls to shareholders who have not responded.

The cost of a lengthy proxy solicitation can be substantial, and is typically an expense of the fund.

So ultimately it is you, the shareholder, who pays for it.

That’s why it’s so important to vote, and to vote early.

Voting is easy.  You can cast your vote on our Web site at eatonvance.com, you can vote by mail, or you can call in your vote.  All of the information you need can be found in the proxy mailing you receive.

So please – if you have not already done so– take the time to carefully review your fund’s proxy materials, and cast your vote today.

You’ll be glad you did.

Thank you.

[Eaton Vance Telephone Script for Automated Voicemail  The Importance of Voting Your Proxy]

Hello.  I’m Tom Faust, Chairman and CEO of Eaton Vance.

I’d like to talk about the importance of voting the fund shareholder proxy materials you receive.

These votes cover important matters about the fund.  As a shareholder, you have the right to be heard.

If sufficient shareholders to constitute a quorum don’t vote, then we must actively solicit additional votes through follow up mailings and phone calls.

The cost of a lengthy proxy solicitation can be substantial, and is typically an expense of the fund.

So ultimately it is you, the shareholder, who pays for it.

That’s why it’s so important to vote, and to vote early.

So please – if you have not done so already cast your vote today.

Thank you.

EATON VANCE Job #21716: TOUCH-TONE TELEPHONE VOTING SCRIPT
** PROXY CARD ** IVR Revised 8 25 10

WHEN CONNECTED TO OUR PHONE VOTING SYSTEM ACCESSED VIA OUR TOLL-FREE NUMBER 1-800-337-3503 THE SHAREHOLDER HEARS:

THE INITIAL PROMPT:
"Thank you for calling the proxy voting line. Before you can vote, I'll need to validate some information from your proxy card or meeting notice. On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now."

AFTER THE SHAREHOLDER ENTERS THEIR 14 DIGIT CONTROL NUMBER, HE/SHE HEARS:
"Next, located in the un-shaded box is an 8 digit number. Please enter this number now."

THEN YOU HEAR:
"Thank you. Please hold while I validate those numbers."

IF VALID CODES WERE ENTERED, THE SHAREHOLDER WILL HEAR THE FOLLOWING JOB SPECIFIC SPEECH:
"Okay, you'll be voting your proxy for your shares in Eaton Vance Global Growth Fund. The board is recommending a vote in favor of the proposal."

IF THERE IS A PRIOR VOTE IN THE SYSTEM FOR THE CONTROL NUMBER ENTERED YOU HEAR:
" I see that you’ve already voted. If you don’t want to change your vote you can just hang-up. Otherwise, remain on the line and I’ll take you through the voting process again..."

IF THERE IS NO PRIOR VOTE, THE FOLLOWING IS HEARD:
"I'm about to take you through the voting process. Please keep your voting card or meeting notice in front of you to follow along. Okay, let's begin…"

THE VOTING OPTIONS ARE THEN OFFERED:
"You can vote in one of two ways...To vote as the Board Recommends on the Proposal, press 1;
or To vote directly on the Proposal, press 2."

OPTION 1: VOTING AS THE BOARD RECOMMENDS:

IF THE SHAREHOLDER PRESSES 1 TO VOTE AS THE BOARD RECOMMENDS ON THE PROPOSAL, HE/SHE WILL HEAR:
"If you're planning to attend the special meeting, press 1; otherwise press 2."
THEN THEY HEAR:
"Please note: Your vote will be cast automatically should you decide to hang up during the summary."
"You’ve elected to vote on the proposal in accordance with the recommendation of the Board."
"If this is correct, press 1; otherwise, press 2. If you'd like to hear the information again, press # (pound). "

IF THE SHAREHOLDER PRESSES 1, INDICATING THE VOTE IS CORRECT, HE/SHE WILL HEAR:
"Please hold while I record your vote."
THEN THEY HEAR:
"Your vote has been recorded. It’s not necessary for you to mail in your proxy card or meeting notice..."
THIS TEXT IS ALSO HEARD BASED ON THE MEETING ATTENDANCE RESPONSE: "…and we look forward to seeing you at the meeting." "I'm now going to end this call unless you have another proxy card or meeting notice to vote or you want to change your vote. If you need to vote again, press one now."

IF THE SHAREHOLDER PRESSES 2, INDICATING AN INCORRECT VOTE, HE/SHE WILL HEAR:
"Okay, lets change your vote." The system then prompts the voting options again.

AFTER THE SHAREHOLDER'S VOTE IS RECORDED, IF THEY CHOOSE TO VOTE ANOTHER PROXY THEY HEAR:
"Before you can vote, I'll need to validate some information from your proxy card or meeting notice. On your card or notice there’s a shaded box with a 14 digit # inside. Please enter that number now."

IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:
"Thank you for voting, goodbye."

OPTION 2: IF THE SHAREHOLDER OPTS TO VOTE ON THE PROPOSAL DIRECTLY:
THE SHAREHOLDER HEARS:
"Okay, I'll take you through the proposal"

THEN, MATCHING THE SHAREHOLDER'S PROXY CARD, THEY WILL BE PROMPTED FOR VOTING AS FOLLOWS:

"Proposal 1:" "To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3"

WHEN THE SHAREHOLDER HAS COMPLETED VOTING ON THE PROPOSAL, HE/SHE WILL HEAR:
"If you're planning to attend the special meeting, press 1; otherwise press 2."
THEN THEY HEAR:
"Okay, you've finished voting but your vote has not yet been recorded."
"To hear a summary of how you voted, press 1; To record your vote, Press 2."

IF THE SHAREHOLDER PRESSES 1, TO HEAR A SUMMARY OF THEIR VOTE, HE/SHE WILL HEAR:
"Please note your vote will be cast automatically should you decide to hang up during the summary."
"You've elected to vote as follows..." [THEN A PLAYBACK OF THE VOTE COLLECTED FOR THE PROPOSAL IS HEARD]
THEN AFTER THE VOTE PLAYBACK, THE SHAREHOLDER HEARS:
"If this is correct, press 1; Otherwise, press 2. If you'd like to hear the information again press # (pound)."

IF THE CALLER CHOOSES TO RECORD THEIR VOTE (EITHER BEFORE OR AFTER THE SUMMARY IS HEARD), THEY HEAR:
"(Okay) Please hold while I record your vote."
THEN THEY HEAR:
"Your vote has been recorded. It’s not necessary for you to mail in your proxy card or meeting notice..."
THIS TEXT IS ALSO HEARD BASED ON THE MEETING ATTENDANCE RESPONSE: "…and we look forward to seeing you at the meeting." "I’m now going to end this call unless you have another proxy card or meeting notice to vote or you want to change your vote. If you need to vote again, press one now."

IF THE SHAREHOLDER PRESSES 2, INDICATING AN INCORRECT VOTE, HE/SHE WILL HEAR:
"Okay, lets change your vote." [The system then prompts the voting options again.]

AFTER THE SHAREHOLDER'S VOTE IS RECORDED, IF THEY ELECT TO VOTE ANOTHER PROXY, HE/SHE HEARS:
"Before you can vote, I'll need to validate some information from your proxy card or meeting notice. On your card or notice there’s a shaded box with a 14 digit # inside. Please enter that number now."

IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:
"Thank you for voting, goodbye."